UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 26, 2005 (October 22, 2006)
(Date of Earliest Event Reported)

CYBER DEFENSE SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	333-46424 (Commission File Number)	55-0876130 (I.R.S. Employer Identification No.)

10901 Roosevelt Boulevard, Suite 100-D, St. Petersburg, Florida 33716
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 577-0878

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 23, 2006, Cyber Defense Systems, Inc., (the “Registrant”) amended the payment schedule of the license agreement entered into with Techsphere Systems International, Inc and 21st Century Airships, Inc., on January 16, 2004. The revised Payment and Amendment is hereby attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
The following documents are included as exhibits to this Form 8-K.
Exhibit
Number Description

10.1	Revised Payment Schedule and Amendment

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBER DEFENSE SYSTEMS, INC.
By:	/s/ William C. Robinson
William C. Robinson
Chief Executive Officer
Dated: October 26, 2006